Exhibit 10.18

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of November 17, 2010 (this “Agreement”), is made by Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Pledgor”), in favor of the holders (the “Holders” or the “Pledgees”) of the 8.50% Secured Convertible Debentures Due May 17, 2012 (collectively, the “Debentures”) issued by Pledgor to the Holders.

W I T N E S S E T H:

WHEREAS, the Holders are existing secured creditors of the Pledgor;

WHEREAS, pursuant to the Plan, the Pledgor has issued the Debentures and the Warrants to the Holders; and

WHEREAS, the Plan provides that Pledgor shall execute and deliver to Pledgees a pledge agreement providing for the pledge to the Pledgees of, and the grant to the Pledgees of a security interest in, certain shares of common stock, par value $.01 per share, of Biovest International, Inc., a Delaware corporation (“BVTI”), owned by Pledgor, which shares are represented by the certificate listed on Schedule A annexed hereto (collectively, the “Pledged Shares”).

NOW, THEREFORE, in consideration of the promises and the agreements herein contained, the Pledgor hereby agrees with the Pledgees as follows:

SECTION 1. Definitions. All terms used in this Agreement which are defined in the Debentures or in Article 8 or Article 9 of the Uniform Commercial Code (the “UCC”) currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 4 hereof), the Pledgor hereby pledges and assigns to Pledgees, and grants to Pledgees a continuing security interest in, the Pledgor’s right, title and interest in and to the Pledged Shares, the certificate representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the “Pledged Collateral”).

SECTION 3. The Pledged Collateral and the Agent.

(a) Delivery of Pledged Collateral. Concurrently herewith, all certificates representing or evidencing the Pledged Shares, in suitable form for transfer by delivery, or accompanied by instruments of transfer or assignment duly executed in blank, are being deposited with and delivered to StockTrans, Inc. (the “Agent”), as collateral agent for the Pledgees. Such appointment shall continue until revoked in writing by the Holders in interest of at least 75% or more of the Pledged Shares then held by the Agent (assuming for such purpose that all Pledged Shares that have not been transferred to a Holder set forth on Schedule A hereto have been transferred to the applicable Holder), at which time the Holders in interest of at least 75% or more of the Pledged Shares then held by the Agent (assuming for such purpose that all Pledged Shares that have not been transferred to a Holder set forth on Schedule A hereto have been transferred to the applicable Holder) shall appoint a new Agent. The Agent shall have the right at any time after the occurrence of the matters described in Section 3(b)(i), (ii) or (iii) herein to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b) Release of Pledged Collateral.

(i) Release Upon Voluntary Exchange of Debentures. Upon receipt of a Notice of Exchange of the exchange by a Holder of all or part of the Debenture(s) held by such Holder pursuant to Section 4(e) of the Debentures, the Agent shall release, out of the Pledged Collateral to such Holder, such number of Pledged Shares as is set forth in the Notice of Exchange.

(ii) Release Upon Voluntary Exercise of Warrants. Upon receipt of a Notice of Exercise of the exercise by a Holder of all or part of the Warrant(s) held by such Holder pursuant to Section 2(a) of the Warrants, the Agent shall release, out of the Pledged Collateral to such Holder, such number of Pledged Shares as is set forth in the Notice of Exercise.

(iii) Release Upon an Event of Default. At any time after a Holder delivers to the Agent a written notice that an Event of Default has occurred pursuant to Section 8 of the Debentures, any Holder may, at its option, deliver written instructions to the Agent (a “Default Notice”) to release to such Holder such number of Pledged Shares that may be released following an Event of Default as determined by the terms of Section 8(b) of the Debentures.

(iv) Procedure for Delivery of Pledged Shares. Upon the receipt of a Notice of Exchange, Notice of Exercise or Default Notice, the Agent shall use its commercially reasonable best efforts to deliver to the applicable Holder the Pledged Shares subject to such notice within three Business Days following receipt of the applicable notice pursuant to the delivery instructions set forth in such notice. Certificates evidencing the Pledged Shares delivered to the Holder hereunder shall be free and clear of all legends (except that a legend shall be included on any certificates issued during the ninety (90) day period following November 17, 2010 pursuant to a Notice of Exchange, such legend noting only the lock-up provisions set forth in Article 5.6.1.7 of the Plan) and shall be transmitted by the Agent to the applicable Holder by crediting the account at such Holder’s prime broker with the Depository Trust Company’s DWAC System, provided the Holder’s bank or prime broker initiates the DWAC transaction. If the DWAC System is not available for the delivery of the Pledged Shares to the Holder hereunder, the Agent shall deliver a certificate for the Pledged Shares registered in the name of the Holder or its designee, via overnight delivery by a common carrier, to the address as specified in the Notice of Exchange, Notice of Exercise or Default Notice. For clarity, in addition to providing the Agent with a Notice of Exchange, Notice of Exercise and/or Default Notice as contemplated by this Section 3(b) upon an exchange of the Debentures, an exercise of the Warrants and/or an Event of Default under the Debentures, as applicable, the applicable Holder shall also deliver to the Pledgor such Notice of Exchange, Notice of Exercise and/or Default Notice, as applicable, pursuant to the requirements of the Debentures and/or the Warrants.

(v) Maximum Number of Pledged Shares Transferable to a Holder. The maximum number of Pledged Shares transferable to a Holder upon (A) exchange of its Debenture(s), (B) exercise of its Warrant(s) and (C) an Event of Default under the Debentures shall be as set forth opposite such Holder’s name on Schedule A hereto (such amounts shall be subject to adjustment for forward and reverse stock splits, stock dividends, recapitalizations and the like). Such number shall be reduced on a share for share basis following the delivery to a Holder of Pledged Shares upon any of the events described in (A), (B) or (C) of the preceding sentence. Each Holder shall be entitled to allocate its portion of the Pledged Shares among the events described in (A), (B) or (C) in any manner it chooses; provided, however, that a Holder’s allocation of Pledged Shares to the events described in (A) and (C) shall not exceed the maximum number of Pledged Shares transferable to such Holder under Notice(s) of Exchange or Default Notice(s) pursuant to the terms of its Debenture(s). For purposes of clarity, the parties hereto acknowledge and agree that, upon delivery to a Holder of Pledged Shares pursuant to an exchange of its Debenture(s) or an Event of Default under its Debenture(s), any remaining Pledged Shares allocated to such Holder shall remain pledged under this Agreement in connection with such Holder’s Warrant(s) for the term of such Warrant(s).

(c) The Agent’s Duties. The duties and rights of the Agent are as set forth on Annex A attached hereto and incorporated herein by reference. Any fees of the Agent for its services hereunder shall be paid by the Pledgor. The fee payable to the Agent hereunder shall be as set forth in Section 7 of Annex A attached hereto. The powers conferred on the Agent hereunder are solely to protect the interests of the Pledgees in the Pledged Collateral. The Agent and each Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which such party accords its own property.

SECTION 4. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations of the Pledgor to the Holders, whether now existing or hereafter incurred (the “Obligations”): (i) the prompt payment to the Holders, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing to the Holders in respect of interest, principal and other charges of the Debentures (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Pledgor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action) and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due to the Holders under the Debentures and (ii) the delivery to each Pledgee of its Pledged Shares upon exchange of such Pledgee’s Debenture(s) or an Event of Default on such Pledgee’s Debenture(s) or upon exercise of such Pledgee’s Warrant(s).

SECTION 5. Delivery of the Pledged Collateral.

(a) The Agent shall hold the Pledged Shares for the benefit of the Pledgees, together with undated stock powers executed in blank, signature medallion guaranteed by an eligible institution and suitable for transfer, and Pledgor further agrees to execute such other documents and to take such other actions as the Agent or any Pledgee deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit the Agent and/or any Pledgee to exercise any of their rights and remedies hereunder.

(b) If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to the Agent for the benefit of the Pledgees to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor’s other property and shall be delivered forthwith to Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent for the benefit of the Pledgees as Pledged Collateral and as further collateral security for the Obligations.

SECTION 6. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The execution, delivery and performance by the Pledgor of this Agreement and the exercise by Pledgees of any of their rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and do not and will not result in or require the creation of any lien upon or with respect to any of its properties other than pursuant to this Agreement.

(b) The Pledgor is and will be at all times the beneficial owner of the Pledged Collateral free and clear of any lien or option, except for the security interest created by this Agreement.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, other than the filing of a Form 4 and an amendment to Pledgor’s Schedule 13D with the Commission, is required for the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or the exercise by the Agent or any Pledgee of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

(d) This Agreement creates a valid security interest in favor of the Pledgees in the Pledged Collateral, as security for the Obligations. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for Agent’s having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

SECTION 7. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Pledgees shall otherwise consent in writing:

(a) keep adequate records concerning the Pledged Collateral and permit the Agent, any Pledgee or any agents or representatives of the Agent or any Pledgee at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b) at its expense, promptly deliver to the Agent and each Pledgee a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c) at its expense, defend Pledgees’ right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Agent or any Pledgee may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, or (ii) enable Agent and each Pledgee to exercise and enforce their rights and remedies hereunder in respect of the Pledged Collateral;

(e) not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein;

(f) not create or suffer to exist any lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

(g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto; and

(h) not take or fail to take any action which would in any manner impair the value or enforceability of Pledgee’s security interest in any Pledged Collateral.

SECTION 8. Voting Rights, Etc. in Respect of the Pledged Collateral.

(a) So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

(i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of the Debentures; and

(ii) the Agent on behalf of the Pledgees will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 8(a)(i) hereof.

(b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

(i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Agent on behalf of the Pledgees which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii) without limiting the generality of the foregoing, the Agent, on behalf of the Pledgees, may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Pledgor, or upon the exercise of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine.

SECTION 9. Additional Provisions Concerning the Pledged Collateral.

(a) The Pledgor hereby authorizes each Pledgee, on behalf of itself, the Agent and the other Pledgees, to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral. However, in no event shall Agent be required to file any financing or continuation statement, or any amendment thereto, relating to the Pledged Collateral.

(b) The Pledgor hereby irrevocably appoints Agent on behalf of the Pledgees as the Pledgor’s attorney-in-fact and proxy, with full authority, exercisable only during the existence of an Event of Default and exercisable only in accordance with joint written instructions executed by the Pledgees holding at least 75% or more in interest of the Pledged Shares then held by the Agent hereunder (assuming for such purpose that all Pledged Shares that have not been transferred to a Holder set forth on Schedule A hereto have been transferred to the applicable Holder) (“Pledgee Instructions”), in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, to take any action and to execute any instrument specified in the Pledgee Instructions which the Pledgees may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 8(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any of Pledgees’ Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

(c) If the Pledgor fails to perform any agreement or obligation contained herein, the Agent or any Pledgee itself may perform, or cause performance of, such agreement or obligation with respect to the Pledged Collateral, and the expenses of the Agent or any Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 11 hereof and shall be secured by the Pledged Collateral.

SECTION 10. Remedies Upon Event of Default. If an Event of Default under the Debenture of any Pledgee shall have occurred, the sale of the released Pledged Collateral by the applicable Pledgee shall be the sole means by which such Pledgee shall receive the applicable Mandatory Default Amount from the Pledgor. If the applicable Mandatory Default Amount exceeds the proceeds of the sale of all of the released Pledged Collateral by such Pledgee, the Pledgor shall not be liable to such Pledgee for any deficiency under the Debenture.

SECTION 11. Indemnity and Expenses.

(a) The Pledgor agrees to indemnify and hold harmless the Agent, each of the Holders and all of their respective stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified person or entity, claims, losses or liabilities resulting solely and directly from such person or entity’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction and except to the extent that such claims, losses or liabilities result from failure of such indemnified person or entities to comply with applicable securities laws.

(b) The Pledgor will pay to the Agent and any Pledgee upon demand the amount of any and all costs and expenses, including the fees and disbursements of the Agent or such Pledgee’s counsel and of any experts and agents, which the Agent or any Pledgee may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Agent or a Pledgee hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 12. Notices. Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Debentures. The address for the delivery of notice to the Agent hereunder shall be as set forth below its signature hereto.

SECTION 13. Security Interest Absolute. To the extent permitted by law, all rights of the Agent, the Pledgees and the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any ancillary agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 14. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Agent, the Pledgor and the Pledgees, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Pledgees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of the Agent or any Pledgee to exercise, and no delay in exercising, any right hereunder or under any ancillary agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgees provided herein and in the ancillary agreements are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgees under any ancillary agreement against any party thereto are not conditional or contingent on any attempt by a Pledgee to exercise any of its rights under any other document against such party or against any other person or entity.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Pledgees hereunder, to the benefit of each Pledgee and its respective successors, transferees and assigns; provided that no such transfer or assignment shall be valid if it is in violation of applicable securities laws. Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to compliance with the applicable securities laws and applicable provisions of the ancillary agreements, a Pledgee may assign or otherwise transfer all or any portion of the Debentures, and its rights under the ancillary agreements, including, without limitation, this Agreement, to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to such Pledgee herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law. Upon any such permitted assignment or transfer, all references in this Agreement to a Pledgee shall mean the assignee of such Pledgee. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent and the Pledgees.

(e) Upon the receipt from Pledgor and all of the Holders of a written notice stating that all Obligations have been satisfied in full (it being understood that a Holder shall be deemed to have provided the Agent with such notice if all of the Pledged Shares allocated to such Holder as set forth on Schedule A hereto shall have been transferred to such Holder pursuant to the terms hereof), the Agent on behalf of the Pledgees will, upon the Pledgor’s request and at the Pledgor’s expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the ancillary agreements and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

(f) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement or the Debentures and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(g) Pledgor has entered into this Agreement with the advice of its own legal counsel. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

Accentia Biopharmaceuticals, Inc.

By:
Name:	Samuel S. Duffey
Title:	President

AGENT: StockTrans, Inc.

By:
Name:
Title:

Address for Notice:

44 West Lancaster Avenue

Ardmore, Pennsylvania 19003

Fax No.: (610) 649-7302

Schedule A

Pledged Shares

Certificate No. __ representing 14,400,000 shares of Common Stock of Biovest International, Inc.

Allocation of Pledged Shares

ANNEX A

to

PLEDGE AGREEMENT

THE AGENT

1. Appointment. The Pledgees (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge Agreement to which this Annex A is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate StockTrans, Inc. as the Agent to act as specified herein and in the Agreement. Pledgees and the Pledgor shall be deemed irrevocably to authorize the Agent to take such action on their behalf under the provisions of the Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its officers, managers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement a fiduciary relationship in respect of the Pledgor or Pledgees; and nothing in the Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement except as expressly set forth herein and therein.

3. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, Pledgees, to the extent they deem appropriate, have made and shall continue to make (i) their own independent investigation of the financial condition and affairs of Pledgor and its subsidiaries in connection with Pledgees’ investment in the Pledgor, the creation and continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) their own appraisal of the creditworthiness of the Pledgor and its subsidiaries, and of the value of the Pledged Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide Pledgees with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to Pledgor or Pledgees for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement, or for the financial condition of the Pledgor or the value of any of the Pledged Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement, or the financial condition of the Pledgor, or the value of any of the Pledged Collateral, or the existence or possible existence of any default or Event of Default under the Agreement or the Debentures or any related agreement.

4. Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Pledged Collateral as set forth in the Agreement on behalf of the Pledgees. To the extent practical, the Agent shall request instructions from the Pledgees with respect to any material act or action (including failure to act) in connection with the Agreement, and shall be entitled to act or refrain from acting in accordance with the unanimous written instructions of Pledgees; if such instructions are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled, to the extent requested, to appropriate indemnification from the Pledgees in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Pledgees shall have no right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement, and the Pledgor shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing.

5. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and its duties thereunder, upon advice of counsel selected by it.

6. Resignation by the Agent.

(a) The Agent may resign from the performance of all its functions and duties under the Agreement at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Pledgor and the Pledgees. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b) Upon any such notice of resignation, the Pledgees in interest of at least 75% or more of the Pledged Shares then held by the Agent (assuming for such purpose all Pledged Shares that have not been transferred to a Pledgee set forth on Schedule A to the Agreement have been transferred to the applicable Pledgee) shall appoint a successor Agent hereunder.

(c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Pledgees appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Pledgor and the Pledgees in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Pledgor on demand.

7. Fees Payable to the Agent. For services rendered, the Agent shall receive a fee of $7,500 as total compensation, which fee shall be paid by the Pledgor promptly following the signing of the Agreement.